Exhibit 10.4

Supplemental Agreement No. 39

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 39 (SA-39), entered into as of June 2, 2016, by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement; and

WHEREAS, Boeing and Customer desire to add Letter Agreement No. AAL-PA-1977-LA-1502819 entitled “[*CTR]” to the Purchase Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement referencing SA-38 in the footer is deleted in its entirety and is replaced with the new “Table of Contents” (attached hereto) referencing SA-39 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

P.A. No. 1977	SA-39	Page 1
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Letter Agreements:

Letter Agreement No. AAL-PA-1977-LA-1502819 entitled “[*CTR]” is hereby incorporated into and made a part of the Purchase Agreement.

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P.A. No. 1977	SA-39	Page 2
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President & Treasurer
Title	Title

P.A. No. 1977 AAL	SA-39	Page 3

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA-21
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1	Aircraft Delivery, Description, Price and Advance Payments	SA-29

1A	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33

1B	Aircraft Delivery, Description, Price and Advance Payments – Exercised MADP Aircraft	SA-33

1C	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33

1D	Aircraft Delivery, Description, Price and Advance Payments – Boeing Sky Interior Aircraft	SA-33

1E	Aircraft Delivery, Description, Price and Advance Payments – SA-34 Exercised Aircraft	SA-34

1F	Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft	SA-38

EXHIBITS

A	Aircraft Configuration

A1	Aircraft Configuration	SA-33

A2	Aircraft Configuration	SA-33

B	Aircraft Delivery Requirements and Responsibilities

C	Defined Terms

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment Airframe and Optional Features	SA-20

BFE1	BFE Variables	SA-35

CS1	Customer Support Variables

SLP1	Service Life Policy Components

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

P.A. No. 1977		SA-39
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757,767 and 777 Aircraft

~~6-1162-AKP-072R1~~	[*CTR]
Terminated Per AAL-PA-1977-LA-1105595

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075R1	Aircraft Purchase Rights and Substitution Rights	SA-35
	- Attachment A	SA-35
	- Attachment B	SA-35
	- ~~Attachment C~~	SA-35

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	[*CTR]

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405R1	Multiple Operating Weight Program Attachment B	SA-35
	- Attachment B	SA-35

6-1162-CLO-1035	Aircraft Performance Guarantees	SA-28

AAL-PA-1977-LA-1105509	Aircraft Performance Guarantees, 737-700	SA-35

AAL-PA-1977-LA-1105511	Aircraft Performance Guarantees, 737-900ER	SA-35

P.A. No. 1977		SA-39
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, Continued		SA NUMBER

6-1162-CLO-1038	Advance Payments and Permitted Transactions	SA-31

6-1162-CLO-1082	Advance Payments and Permitted Transactions 2	SA-32

AAL-PA-1977-LA-01073	Advance Payments and Permitted Transactions 3	SA-34

AAL-PA-1977-LA-1105271	Advance Payments and Permitted Transactions 4	SA-35

AAL-PA-1977-LA-1105272R1	Business Considerations 2	SA-36

AAL-PA-1977-LA-1105616	Open Configuration Matters	SA-35

AAL-PA-1977-LA-1105863	Performance Guarantees for Rights Aircraft	SA-35

AAL-PA-1977-LA-08834	Business Considerations 3	SA-36

AAL-PA-1977-LA-08835	[*CTR]	SA-36

AAL-PA-1977-LA-1106665	[*CTR]	SA-36

AAL-PA-1977-LA-1106666	[*CTR]	SA-36

AAL-LA-1106678	Assignment Matters	SA-36

AAL-PA-1977-LA-1502819	[*CTR]	SA-39

P.A. No. 1977		SA-39
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AAL-PA-1977-LA-1502819

American Airlines, Inc.

PO Box 619616

Fort Worth, Texas 76155-9616

Attention:	Mr. Cliff Eiland

Sr. Analyst, Fleet Transactions

Mr. Jay Hancock

Managing Director, Fleet Transactions

Subject:	[*CTR]

Reference:	a.) Purchase Agreement No. 1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

b) AGTA-AAL (AGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has [*CTR] Boeing to [*CTR] Customer to [*CTR], including all [*CTR] (collectively, [*CTR]) for [*CTR] aircraft. Customer plans to [*CTR] aircraft and [*CTR]. The parties shall [*CTR] the Aircraft on which such [*CTR].

Boeing has agreed to [*CTR] on the Aircraft subject to the conditions contained in this Letter Agreement.

1. Customer will [*CTR] (Supplier) to:

1.1. Completely [*CTR] (including all [*CTR] (collectively, [*CTR]), consistent with new [*CTR]. Any [*CTR].

1.2. Do each of the following [*CTR]: (a) [*CTR], (b) [*CTR], (c) [*CTR], and (d) [*CTR] to Boeing.

2. The [*CTR] will be [*CTR] Boeing and Customer representatives per the [*CTR]. Beyond the current [*CTR] will also be [*CTR].

2.1. Any (a) [*CTR] or (b) other [*CTR] discovered during such [*CTR] (to the [*CTR] (i) in order to [*CTR] or (ii) as otherwise [*CTR]), and such [*CTR] (if applicable) will be [*CTR]. For the avoidance of doubt, Customer may [*CTR] (in Customer’s sole discretion) [*CTR].

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2. Customer shall cause [*CTR] one (1) [*CTR] to Boeing. The [*CTR] must include a list of all [*CTR]. Supplier shall [*CTR].

2.3. Prior to [*CTR], Customer will [*CTR].

3. Upon [*CTR] as follows:

3.1. Customer and Boeing will [*CTR]. If any such [*CTR], Boeing shall [*CTR]; however, other than is set forth in this Section 3.1, in [*CTR]. At the time of Aircraft delivery, to the extent Customer and Boeing have [*CTR], Customer will [*CTR].

3.2. Similar to Boeing’s responsibility for [*CTR], upon Customer’s [*CTR], Boeing shall be [*CTR].

4. Boeing will [*CTR] on the applicable Aircraft. Aircraft with [*CTR] will be delivered to Customer with [*CTR].

5. Customer will be responsible for [*CTR] on the Aircraft with [*CTR] delivery of such Aircraft.

6. Boeing will [*CTR].

7. Customer shall cause [*CTR].

8. Boeing will [*CTR].

9. Customer will [*CTR] with the terms and conditions of this Letter Agreement.

10. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents in accordance with Letter Agreement 6-1162-AKP-082 entitled “Confidentiality”.

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 2, 2016

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.
Its	Vice President and Treasurer

BOEING PROPRIETARY